UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 30, 2011

                                BOOKS-A-MILLION, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20664	63-0798460
(State of Incorporation)	(Commission File Number)	(IRS Employer IdentificationNo.)

402 Industrial Lane
Birmingham, Alabama                                                                                                                      35211
(Address of Principal Executive Offices, including Zip Code)

(205) 942-3737
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

On June 30, 2011, American Wholesale Book Company, Inc. (“American Wholesale”), a subsidiary of Books-A-Million, Inc. (the “Company”), entered into an Amended and Restated Bond Purchase, Transfer and Payment Agreement (the “Amended and Restated Bond Agreement”) with Wells Fargo Bank, National Association (“Wells Fargo”).  The Amended and Restated Bond Agreement amends and restates the provisions of that certain Bond Purchase, Transfer and Payment Agreement dated January 26, 2007, as amended, between American Wholesale and Wells Fargo, pursuant to which Wells Fargo purchased the State Industrial Development Authority (Alabama) Taxable Revenue Bond, Series 1994 (American Wholesale Book Company Project) dated January 10, 1995 (the “Bond”), which was issued for the benefit of American Wholesale.  As additional security for the payment of the principal and interest on the Bond, the Company entered into a Guaranty Agreement with the State Industrial Development Authority (Alabama) dated December 1, 1994, pursuant to which the Company agreed to guarantee when due payment of principal and interest on the Bond.  As security for the Company’s obligation, the Company and certain of its affiliates delivered to Wells Fargo a Continuing Guaranty dated January 26, 2007 (the “Original Guaranty”).

Pursuant to the Amended and Restated Bond Agreement, American Wholesale and Wells Fargo have agreed, among other things, (i) to extend the period during which Wells Fargo will hold the Bond until March 13, 2016, (ii) to replace the Original Guaranty with a new Continuing Guaranty executed by the Company and certain of its subsidiaries, including Booksamillion.com, Inc. and BAM Card Services, LLC, which obligation provides a maximum liability of $5,880,000 for the Company and its affiliates, jointly and severally (the “New Guaranty”), and (iii) that American Wholesale will maintain a standby letter of credit equal at all times to at least the outstanding principal amount of the Bond, which shall have an initial stated amount of $5,880,000, for the benefit of Wells Fargo.

The descriptions of the Amended and Restated Bond Agreement and the New Guaranty are qualified in their entirety by reference to Exhibit 10.1 and Exhibit 10.2, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit
10.1	Amended and Restated Bond Purchase, Transfer and Payment Agreement, dated as of June 30, 2011, between American Wholesale Book Company, Inc. and Wells Fargo Bank, National Association
10.2	Continuing Guaranty, dated as of June 30, 2011, delivered to Wells Fargo Bank, National Association by Books-A-Million, Inc., Booksamillion.com, Inc. and BAM Card Services, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKS-A-MILLION, INC.
By:	/s/ Brian W. White
Brian W. White Chief Financial Officer

Dated: August 29, 2011

INDEX TO EXHIBITS

Exhibit Number	Exhibit
10.1	Amended and Restated Bond Purchase, Transfer and Payment Agreement, dated as of June 30, 2011, between American Wholesale Book Company, Inc. and Wells Fargo Bank, National Association
10.2	Continuing Guaranty, dated as of June 30, 2011, delivered to Wells Fargo Bank, National Association by Books-A-Million, Inc., Booksamillion.com, Inc. and BAM Card Services, LLC